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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 5, 2002
                 (Date of Earliest Event Reported: June 5, 2002)




                         TENNESSEE GAS PIPELINE COMPANY
             (Exact name of Registrant as specified in its charter)



          Delaware                       1-4101                  74-1056569
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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Item 5.       Other Events

              This Current Report on Form 8-K includes the Computation of Ratio of our Earnings to Fixed Charges for the five years ended December 31, 2001, and for the quarters ended March 31, 2001 and 2002.


Item 7.       Financial Statements and Exhibits

              c)  Exhibits.

                  Exhibit Number                   Description
                  --------------                   -----------

                      12.1              Computation of Ratio of Earnings to
                                        Fixed Charges

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TENNESSEE GAS PIPELINE COMPANY



                                       By:       /s/ GREG G. GRUBER
                                          --------------------------------------
                                                     Greg G. Gruber
                                          Senior Vice President, Chief Financial
                                                  Officer and Treasurer
                                                (Principal Financial and
                                                   Accounting Officer)

Date:  June 5, 2002

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                                  EXHIBIT INDEX


Exhibit Number                                 Description
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     12.1                      Computation of Ratio of Earnings to Fixed Charges

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